UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 16, 2006, Prudential Financial, Inc. (the “Company”) filed with the Securities and Exchange Commission an automatic shelf registration statement on Form S-3ASR (Registration Nos. 333-132469, 333-132469-01 and 333-132469-02) relating to the offering of the Company’s senior debt securities, subordinated debt securities, preferred stock, depositary shares, common stock, warrants, stock purchase contracts and units. The documents filed as exhibits to this Current Report on Form 8-K under Item 9.01 are being filed as additional exhibits to the Company’s registration statement referenced above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
25.8	Statement of eligibility and qualification of The Bank of New York for Subordinated Debt Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2008

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name: Stephen W. Gauster
Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description
25.8	Statement of eligibility and qualification of The Bank of New York for Subordinated Debt Securities.